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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):   November 11, 2004
                                                    -----------------

                   THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                   -------------------------------------------
             (Exact name of registrant as specified in its charter)

          Delaware                       001-13958              13-3317783
----------------------------            ------------         -------------------
(State or other jurisdiction            (Commission            (IRS Employer
      of Incorporation)                 File Number)         Identification No.)


         The Hartford Financial Services Group, Inc.
         Hartford Plaza
         Hartford, Connecticut                                      06115-1900
         -----------------------------------------                  ----------
         (Address of principal executive offices)                   (Zip Code)


Registrant's telephone number, including area code:              (860) 547-5000
                                                                 --------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))
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Item 8.01  Other Events.

     On November 11, 2004, each of The Hartford Financial Services Group, Inc.'s ("The Hartford") two registrant subsidiaries, Hartford Life, Inc. and Hartford Life Insurance Company, filed with the Securities and Exchange Commission (the "SEC") a Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2004.

     These periodic reports contain disclosure regarding (i) the recent commencement by the SEC's Division of Enforcement of an investigation into The Hartford's use of directed brokerage in connection with The Hartford's mutual funds, and (ii) The Hartford's receipt of additional subpoenas regarding broker compensation and possible anti-competitive activity from the Insurance Division of the Illinois Department of Financial and Professional Regulation and the Texas Attorney General's Office. For more information about regulatory developments relating to The Hartford, see The Hartford's Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2004, which was filed with the SEC on November 4, 2004.
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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     THE HARTFORD FINANCIAL SERVICES GROUP, INC.


Date:  November 10, 2004              By:    /s/ Neal S. Wolin
                                      ------------------------------------------
                                      Name:  Neal S. Wolin
                                      Title: Executive Vice President and
                                             General Counsel